Subsequent events (Tables) - 7 plasma centers acquired April 2, 2024	12 Months Ended
Dec. 31, 2023
Events after the Reporting Period [Line items]
Schedule of detailed information about business combination

	Thousands of Euros	Thousands of US Dollars
Cost of the business combination
Consideration paid	122,667	135,547
Total consideration paid	122,667	135,547
Fair value of net assets acquired	4,922	5,439
Goodwill (excess of the cost of the business combination over the fair value of net assets acquired)	117,745	130,108

Schedule of fair value assets, liabilities and contingent liabilities recognised on acquisition date

	Fair value
	Thousands of Euros	Thousands of US Dollars
Assets
Rights of Use	22,415	24,769
Property, plant and equipment	4,401	4,863
Inventories	6,014	6,645
Total Assets	32,830	36,277
Liabilities
Non-current financial liabilities	(25,993)	(28,722)
Current financial liabilities	(1,915)	(2,116)
Total Liabilities	(27,908)	(30,838)
Total net assets acquired	4,922	5,439